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                                                                     EXHIBIT 1.1


                        WFS FINANCIAL 1999-C OWNER TRUST

                                  $224,100,000
                ______ % AUTO RECEIVABLE BACKED NOTES, CLASS A-1

                                  $149,425,000
                ______ % AUTO RECEIVABLE BACKED NOTES, CLASS A-2

                                   $73,975,000
                ______ % AUTO RECEIVABLE BACKED NOTES, CLASS A-3

                                   $52,500,000
                  ______ % AUTO RECEIVABLE BACKED CERTIFICATES

                     WFS FINANCIAL AUTO LOANS, INC., SELLER
                       WFS FINANCIAL INC, MASTER SERVICER


                             UNDERWRITING AGREEMENT

                                                                October __, 1999


Banc of America Securities LLC
        as Representative of the several Underwriters
100 North Tyron Street
Charlotte, North Carolina  28255

Dear Sirs:

         WFS Financial Auto Loans, Inc., a California corporation (the "Company"), proposes to sell to the several underwriters listed on Schedule I hereto (the "Underwriters") for whom Banc of America Securities LLC will be acting as representative (the "Representative"), as provided in Section 2 hereof $224,100,000 aggregate principal amount of ______% Auto Receivable Backed Notes, Class A-1 (the "Class A-1 Notes"), $149,425,000 aggregate principal amount of ______% Auto Receivable Backed Notes, Class A-2 (the "Class A-2 Notes"), $73,975,000 aggregate principal amount of ______% Auto Receivable Backed Notes, Class A-3 (the "Class A-3 Notes" and, together with the Class A-1 Notes and the Class A-2 Notes, the "Notes") and $52,500,000 aggregate principal amount of ______% Auto Receivable Backed Certificates (the "Certificates" and, together with the Notes, the "Securities"). The Notes will be issued pursuant to an indenture dated as of October 1, 1999 (the "Indenture"), between the WFS Financial 1999-C Owner Trust (the "Trust") and Bankers Trust Company, as trustee (the "Indenture Trustee"). Each Note will represent an obligation of the Trust. The Trust will be created and the Certificates will be issued
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pursuant to a trust agreement, dated as of October __, 1999, as amended and restated as of November 3, 1999 (the "Trust Agreement"), among the Company, WFS Investments, Inc. ("WII"), Financial Security Assurance Inc. ("Financial Security") and Chase Manhattan Bank Delaware, as Owner Trustee. Each Certificate will evidence a fractional undivided interest in the Trust. Financial Security will issue a financial guaranty insurance policy for the exclusive benefit of the Notes (the "Note Policy") and a financial guaranty insurance policy for the exclusive benefit of the Certificates (the "Certificate Policy" and, together with the Note Policy, the "Policies").

         The assets of the Trust will include, among other things, (i) a pool of retail installment sales contracts and installment loans (the "Contracts") secured by new and used automobiles and light-duty trucks financed thereby (the "Financed Vehicles"), (ii) certain monies due under the Contracts on and after November 1, 1999, (iii) security interests in the Financed Vehicles, (iv) the Policies, (v) amounts on deposit in certain accounts and (vi) certain rights under the sale and servicing agreement dated as of October 1, 1999 (the "Sale and Servicing Agreement"), among the Trust, the Company and WFS Financial Inc ("WFS"), as Master Servicer. Pursuant to the Indenture, the Trust property will be held by the Indenture Trustee on behalf of the holders of the Notes. Pursuant to the administration agreement dated as of October 1, 1999 (the "Administration Agreement"), among the Company, WII, WFS, as administrator (in such capacity, the "Administrator"), the Trust and the Indenture Trustee, the Administrator will perform certain administrative obligations under the Indenture. Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or the Sale and Servicing Agreement, as the case may be. The Securities are more fully described in a Registration Statement (as such term is defined in Section 1 hereof) which the Company has furnished to the Underwriters.

         1. Registration Statement and Prospectuses. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), a registration statement on Form S-3 (File No. _________), including a form of prospectus, relating to the Securities. Such registration statement has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. Such registration statement, as amended and the prospectus constituting a part thereof (including in each case the information deemed to be a part thereof pursuant to Rule 430A under the Act and all documents, if any, incorporated or deemed to be incorporated by reference therein pursuant to the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act")), as from time to time amended or supplemented pursuant to the Act or otherwise, are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement became effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) under the Act ("Rule 424(b)") of the rules and regulations of the Commission promulgated under the Act (the "Rules and Regulations"), the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in


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the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any documents under the Exchange Act after the date of this Agreement which are or are deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

         2. Agreements to Sell and Purchase. The Company agrees to sell to the Underwriters, and upon the basis of the representations, warranties and agreements of the Company and WFS herein contained and subject to all the terms and conditions of this Agreement, the Underwriters agree to purchase from the Company, severally and not jointly, on the Closing Date referred to in Section 4 hereof, the Securities at a purchase price of, in the case of (i) the Class A-1 Notes, ______% of the principal amount thereof; (ii) the Class A-2 Notes, ______% of the principal amount thereof; (iii) the Class A-3 Notes, ______% of the principal amount thereof and (v) the Certificates, ______% of the principal amount thereof, in each case plus accrued interest at the related Interest Rate or the Pass-Through Rate, as the case may be, from November 1, 1999, to but not including the Closing Date.

         3. Terms of Public Offering. The Company is advised by the Representative that the Underwriters propose (i) to make a public offering of the Securities as soon after the execution of this Agreement as in the judgment of the Representative is advisable and (ii) initially to offer each Class of Notes and the Certificates upon the terms set forth in the Prospectus.

         4. Delivery and Payment. Delivery of the Securities shall be made at the office of the Representative at 100 North Tyron Street, Charlotte, North Carolina 28255 on or about 10:00 A.M., Charlotte, North Carolina time, on November __, 1999 (such time and date are referred to herein as the "Closing Date"). Payment for the Securities shall be made at the offices of WFS Financial Inc, 23 Pasteur Road, Irvine, California 92718. The Closing Date and the location of the delivery of and payment for the Securities may be varied by agreement between the Representative and the Company.

         Each Class of Notes and the Certificates will be initially represented by one or more certificates in definitive form registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC") (the "DTC Certificates"). The certificates evidencing the DTC Certificates shall be made available to the Representative for inspection not later than 10:00 A.M., Charlotte, North Carolina time, on the business day immediately preceding the Closing Date. The Securities shall be delivered to the Underwriters on the Closing Date for their respective accounts against payment of the purchase price therefor by either (i) certified or official bank check or checks payable in New York Clearing House (next day) funds to the order of the Company or (ii) wire transfer (same day funds), as the Representative and the Company shall agree.

         Pursuant to Rule 15c6-1(d) under the Exchange Act, the parties hereto have agreed that the Closing Date will be not later than November __, 1999.


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         5. Agreements of the Company. The Company agrees with the Underwriters:

                  (a) To transmit the Prospectus to the Commission pursuant to Rule 424(b) by a means reasonably calculated to result in the timely filing of such Prospectus with the Commission pursuant to Rule 424(b).

                  (b) To advise the Representative promptly and, if requested by the Representative, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective, (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of any of the Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for either such purpose, and (iv) of the happening of any event during the period referred to in paragraph (e) below which, in the judgment of the Company, makes the Registration Statement or the Prospectus contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (c) To furnish to the Representative two signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, and to furnish to the Underwriters such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as the Underwriters may reasonably request.

                  (d) Not to file any amendment or supplement to the Registration Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which the Representative shall not previously have been advised or to which the Representative shall reasonably object and to prepare and file with the Commission promptly upon the request of the Representative, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of any of the Securities by the Underwriters, and to use its best efforts to cause the same to become promptly effective.

                  (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel to the Underwriters a prospectus is required by law to be delivered in connection with sales by the Underwriters or such dealers as the Representative shall specify, to furnish to the Underwriters and each such dealer as many copies of the Prospectus (and of each amendment or supplement to the Prospectus) as the Underwriters or such dealer may reasonably request.

                  (f) If during the period specified in Section 5(e) hereof any event shall occur as a result of which, in the opinion of the Company or counsel to the Underwriters it


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         becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to the Underwriters and to such dealers as the Representative shall specify, such number of copies thereof as the Underwriters or such dealers may reasonably request.

                  (g) Prior to any public offering of the Securities, to cooperate with the Underwriters and counsel to the Underwriters in connection with the registration or qualification of the Securities for offer and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Underwriters may reasonably request, to continue such qualification in effect so long as reasonably required for distribution of the Securities and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided that the Company shall not be required to register or qualify as a foreign corporation or to take any action which would subject it to service of process in suits, other than as to matters and transactions relating to the offer and sale of the Securities, in any jurisdiction where it is not now so subject.

                  (h) As soon as practicable, but not later than 16 months after the "effective date" of the Registration Statement, to cause the Trust to make generally available to holders of the Securities an earnings statement of the Trust covering a 12 month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" of the Registration Statement. Such statement shall satisfy the provisions of Section 11(a) of the Act.

                  (i) So long as any of the Securities remain outstanding, promptly to furnish to the Underwriters (i) the annual statements of compliance, annual independent certified public accountants' reports and annual opinions of counsel furnished to the Indenture Trustee or the Owner Trustee pursuant to the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as soon as such statements, reports and opinions are furnished to the Indenture Trustee or the Owner Trustee, (ii) all documents of the Company or the Trust required to be distributed to Securityholders or filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (iii) such other information concerning the Company, the Trust or WFS as the Underwriters may reasonably request.

                  (j) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Securities. To the extent, if any, that the ratings provided with respect to the Securities by any Rating Agency (as such term is defined in Section 8(m) hereof) that initially rates the Securities is conditional upon the furnishing of documents or the taking of any other actions by the Company, the Company shall furnish such documents and take such other actions.


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                  (k) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than by notice given by the Representative pursuant to Section 10 hereof) or if for any reason the Company shall be unable to perform its obligations hereunder, to reimburse the Underwriters for all of their out-of-pocket expenses (including the fees and expenses of counsel to the Underwriters) reasonably incurred by the Underwriters in connection herewith.

                  (l) To apply the net proceeds from the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

                  (m) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act (including the Rules and Regulations and the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Regulations")), will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

         6. Representations and Warranties of the Company and WFS.

         (a) The Company represents and warrants to the Underwriters that:

                  (i) The conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, have been satisfied with respect to the Company and the Registration Statement and the Prospectus fully comply, and any supplements or amendments thereto will fully comply, in all material respects with the provisions of the Act.

                  (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission. At the effective date, respectively, of the Registration Statement and any post-effective amendments thereto, at the date of this Agreement and the Closing Date, the Registration Statement and any post-effective amendments or supplements thereto complied or will comply in all respects with the requirements of the Act and the Rules and Regulations, and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and on the date of filing the Prospectus pursuant to Rule 424(b), the date of this Agreement and the Closing Date, neither the Prospectus nor any amendments or supplements thereto contained or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the representations and warranties in this subparagraph shall not apply to statements or omissions in the Registration Statement or the Prospectus or any preliminary prospectus made in reliance upon information furnished to the Company in writing by the Underwriters through the Representative expressly for use therein or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Indenture Trustee on


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         Form T-1 (the "Form T-1") under the Trust Indenture Act of 1939, as amended (the "1939 Act").

                  (iii) Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, complied or will comply when so filed with the requirements of the Act and the Rules and Regulations, and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities was identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system, except to the extent permitted by Regulation S-T.

                  (iv) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and Exchange Act Regulations, and, when read together with the other information in the Prospectus, at the date of this Agreement and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (v) The Securities conform to the description thereof contained in the Prospectus and are duly and validly authorized and (i) when the Certificates have been executed, authenticated and delivered in accordance with the Trust Agreement and delivered to and paid for by the Underwriters as provided herein, will be entitled to the benefits and security afforded by the Trust Agreement and will constitute legal, valid and binding obligations of the Trust enforceable in accordance with their terms and the terms of the Trust Agreement, and (ii) when the Notes have been executed, authenticated and delivered in accordance with the Indenture and delivered to and paid for by the Underwriters as provided herein, will be entitled to the benefits and security afforded by the Indenture and will constitute legal, valid and binding obligations of the Trust enforceable in accordance with their terms and the terms of the Indenture, in each case subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

                  (vi) The execution and delivery by the Company of the Administration Agreement, the Indenture, the Sale and Servicing Agreement, the Trust Agreement, the indemnification agreement dated as of November 1, 1999 (the "Indemnification Agreement"), among the Company, WFS, Financial Security and the Representative, the insurance, indemnity and pledge agreement dated as of November 1, 1999 (the "Insurance Agreement" and, together with the Administration Agreement, the Indemnification Agreement, the Indenture, the Sale and Servicing Agreement and the Trust Agreement, the "Basic Documents"), among the Trust, the Company, WFS, WII, Financial Security and the Indenture Trustee, and this Agreement are within the corporate power of the Company and have been duly authorized by all necessary corporate action


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         on the part of the Company; and neither the issuance and sale of the
         Securities to the Underwriters, nor the execution and delivery by the Company of this Agreement and the Basic Documents to which it is a party, nor the consummation by the Company of the transactions herein and therein contemplated, nor compliance by the Company with the provisions hereof or thereof, will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is now a party or by which it is bound, or any order of any court or government agency or authority entered in any proceeding to which the Company was or is now a party or by which it is bound.

                  (vii) The Company has been duly incorporated and is validly existing in good standing under the laws of the State of California and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on either the business or properties of the Company; the Company holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus; and the Company has the corporate power and authority to own its properties and conduct its business as described in the Prospectus.

                  (viii) Each of this Agreement and the Basic Documents to which the Company is a party, when executed and delivered as contemplated thereby, will have been duly authorized, executed and delivered by the Company and will constitute, when so executed and delivered, a legal, valid and binding instrument enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and, in the case of this Agreement and the Indemnification Agreement, except as rights to indemnity and contribution hereunder and thereunder may be limited by applicable law; each of the Basic Documents conforms to the description thereof contained in the Prospectus; and the Indenture has been duly qualified under the 1939 Act.

                  (ix) At the Closing Date, the Company will have good and marketable title to the Contracts listed in Schedule A to the Sale and Servicing Agreement, free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance (subject to the security interest afforded to Financial Security under the Insurance Agreement); and the Company's assignment and delivery of the Contract Documents to the Trust will vest in the Trust the good and marketable title purported to be conveyed thereby (subject to the security interest afforded to Financial Security under the Insurance Agreement).

                  (x) The Trust's assignment of the Trust Estate to the Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, pledge, charge, security interest or other encumbrance, except that such


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         security interest will be subject to the security interest afforded to
         Financial Security under the Insurance Agreement.

                  (xi) The representations and warranties made by the Company in the Sale and Servicing Agreement and in the Officers' Certificates of the Company delivered pursuant to the Basic Documents to which the Company is a party will be true and correct at the Closing Date.

                  (xii) Since June 30, 1999, there has been no material adverse change or development involving a prospective material adverse change in or affecting particularly the condition, financial or otherwise, of the Company, or the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

         (b) WFS represents and warrants to the Underwriters that the representations and warranties of the Company set forth in paragraph (a) above are true and correct, and to the further effect that:

                  (i) WFS has been duly incorporated and is validly existing in good standing under the laws of the State of California and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on either the business or properties of WFS; WFS holds all material licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus; and WFS has the corporate power and authority to own its properties and conduct its business as described in the Prospectus.

                  (ii) The execution and delivery by WFS of this Agreement and the Basic Documents to which it is a party are within the corporate power of WFS and have been duly authorized by all necessary action on the part of WFS; and neither the execution and delivery by WFS of this Agreement and the Basic Documents to which it is a party, nor the consummation by WFS of the transactions herein and therein contemplated, nor compliance by WFS with the provisions hereof and thereof, will conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the articles of incorporation or bylaws of WFS or any indenture, mortgage, deed of trust or other agreement or instrument to which WFS is now a party or by which it is bound, or any order of any court or government agency or authority entered in any proceeding to which WFS was or is now a party or by which it is bound.

                  (iii) Each of this Agreement and each Basic Document to which WFS is a party has been duly authorized, executed and delivered by WFS and constitutes a valid and binding agreement of WFS, enforceable against WFS in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, subject to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and, in


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         the case of this Agreement and the Indemnification Agreement, except as rights to indemnity and contribution hereunder and thereunder may be limited by applicable law.

                  (iv) The Contracts transferred to the Company from WFS on the Closing Date were free and clear of all liens (including tax liens), mortgages, pledges, charges, security interests and other encumbrances at the time of such transfer (subject to the security interest afforded to Financial Security under the Insurance Agreement).

                  (v) WFS has the power and authority to own its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under each of the Basic Documents to which it is a party.

                  (vi) Since June 20, 1999, there has been no material adverse change or development involving a prospective material adverse change in or affecting particularly the condition, financial or otherwise, of WFS, or the earnings, affairs or business prospects of WFS, whether or not arising in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

         7. Payment of Expenses. The Company will pay all costs, expenses, fees and taxes incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, filing and distribution under the Act of the Registration Statement as first filed (including all financial statements, exhibits and documents incorporated by reference), each preliminary prospectus and all amendments and supplements to any of them (including the delivery to the Underwriters of copies thereof), (ii) the preparation of this Agreement, (iii) the preparation, issuance and delivery of the Securities to the Underwriters, (iv) the fees and disbursements to the Company's counsel and accountants, (v) the registration or qualification of the Securities for offer and sale under the securities or Blue Sky laws of the jurisdictions referenced in Section 5(g) hereof (including in each case the filing fees and the fees and disbursements of counsel to the Underwriters relating to such registration or qualification and in connection with the preparation of any Blue Sky or legal investment survey relating thereto), (vi) the printing or copying and delivery to the Underwriters of any dealer agreement, Preliminary and Supplemental Blue Sky Memoranda, legal investment memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Securities (including in each case the disbursements of counsel to the Underwriters relating to such reproducing and delivery), (vii) any fees paid to Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") in connection with the rating of the Securities.

         8. Indemnification and Contribution.

         (a) The Company and WFS jointly and severally agree to indemnify and hold harmless each Underwriter from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which such Underwriter may become subject under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or judgments (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the preliminary Prospectus, the Preliminary Prospectus Supplement (if any), the Prospectus or any amendment or supplement thereto or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company and WFS will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability, judgment or action as such expenses are incurred; provided, however, that neither the Company nor WFS will be liable in any such case to the extent that any such loss, claim, damage, liability or judgment arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any such document in reliance upon and in conformity with written information furnished to the Company by the Underwriters through the Representative specifically for use therein.

         (b) Each Underwriter, severally but not jointly, agrees to indemnify and hold harmless the Company and WFS from and against any and all losses, claims, damages, liabilities and judgments, joint or several, to which the Company and WFS may become subject under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or judgments (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the preliminary prospectus, the Prospectus or any amendment or supplement thereto or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company or WFS by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or WFS in connection with investigating or defending any such loss, claim, damage, liability, judgment or action as such expenses are incurred, it being understood that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the second and third paragraphs under the caption "Underwriting" and the information regarding price stabilization contained in the sixth paragraph under the caption "Underwriting".

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under
Section 8(a) or 8(b), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve such indemnifying party from any liability that it may have to any indemnified party otherwise than under Section 8(a) or 8(b). In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof and approval by the indemnified party of the counsel appointed by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any such action effected without the written consent of the indemnifying party but, if settled with the written consent of the indemnifying party, the indemnifying party agrees that each person so consenting agrees to indemnify and hold harmless each such indemnified party from and against any loss or liability by reason of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments referred to in subsection (a) or (b) above: (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and WFS on the one hand and such Underwriter(s) on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and WFS on the one hand and such Underwriter(s) on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company and WFS on the one hand and such Underwriter(s) on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities (before deducting expenses) received by the Company and WFS and the total underwriting discounts and commissions received by such Underwriter(s), bear to the total price to the public of the Securities, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, WFS and the relevant Underwriter(s) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, WFS or the relevant Underwriter(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, WFS and the Underwriters agree that it would not be just and equitable if contribution pursuant to Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section, no Underwriter (except as may be provided in the agreement among underwriters relating to the offering of the Securities) shall be required to contribute any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The obligations of the Company and WFS under this Section shall be in addition to any liability the Company or WFS may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any of the Underwriters within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company or WFS, to each officer of the Company or WFS who has signed the Registration Statement and to each person, if any, who controls the Company or WFS within the meaning of the Act.

         9. Conditions. The several obligations of the Underwriters to purchase the Securities under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company and WFS contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) The Registration Statement shall have become effective not later than ___P.M., North Carolina time, on the date of this Agreement or at such later date and time as the Representative may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

                  (c) Since June 30, 1999, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company or WFS. On the Closing Date, the Representative shall have received (i) a certificate dated the Closing Date, signed by the President or a Vice President of the Company, confirming the matters set forth in paragraphs (a) (as to the Company's representations and warranties only), (b) and (c) of this Section (as to the Company only), and (ii) a certificate dated the Closing Date, signed by the President or a Vice President of WFS, confirming the matters set forth in paragraphs (a) and (c) of this Section. Such officers may in each certificate rely upon the best of their information and belief as to proceedings contemplated.

                  (d) The Representative shall have received the opinion of Mitchell, Silberberg & Knupp LLP, counsel for the Company, dated the Closing Date and satisfactory to counsel to the Underwriters, to the effect that:

                           (i) The Company has been duly incorporated and is
                  validly existing and in good standing under the laws of the State of California, with corporate power and authority to own its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and each of the Basic Documents to which it is a party, and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the location of its properties or the character of its operations makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on either the business or properties of the Company.

                           (ii) The statements in the Prospectus set forth under
                  the captions "Summary of Prospectus", "The Notes", "The Certificates", "The Contracts Pool" and "Certain Information Regarding the Securities", insofar as such statements purport to summarize certain provisions of the Notes, the Certificates or the Basic Documents, provide a fair summary of such provisions, and the statements in the Prospectus under the captions "Summary of Prospectus -- Tax Status", " -- ERISA Considerations", "Certain Legal Aspects of the Contracts", "Certain Federal Income Tax Consequences", "Certain California Income Tax Consequences" and "ERISA Considerations", to the extent such statements constitute matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects.

                           (iii) For federal income tax purposes, the Notes will
                  be considered debt, the Trust will not be an association taxable as a corporation and the Trust will not be a publicly traded partnership taxable as a corporation. The trust fund created by the Trust Agreement will not, for California income tax purposes, be classified as an association taxable as a corporation, and Certificateholders and Noteholders who are not residents of or otherwise subject to tax in California will not, solely by reason of their acquisition of an interest in any Class of Notes or the Certificates, be subject to California income, franchise, excise or similar taxes with respect to interest on any Class of Notes or the Certificates or with respect to any of the other Trust property.

                           (iv) Each of this Agreement and the Indemnification
                  Agreement has been duly authorized, executed and delivered by the Company.

                           (v) Each Basic Document (other than the
                  Indemnification Agreement) to which the Company is a party has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes the valid, legal and binding obligation of the Company, enforceable against the Company, in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws now or hereafter in effect affecting the enforcement of creditors' rights generally, and except that no opinion is expressed as to the availability of remedies of specific performance, injunction or other forms of equitable relief, all of which may be subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

                           (vi) Assuming the due authorization, execution and
                  delivery of each Basic Document to which the Trust is a party by the Owner Trustee, on behalf of the Trust, and by each other party thereto (other than the Company) each such Basic Document constitutes the valid, legal and binding obligation of the Trust enforceable against the Trust in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws now or hereafter in effect affecting the enforcement of creditors' rights generally, and except that no opinion is expressed as to the availability of remedies of specific performance, injunction or other forms of equitable relief, all of which may be subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

                           (vii) The Certificates, when executed and
                  authenticated in accordance with the Trust Agreement and delivered and paid for pursuant to this Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

                           (viii) The Notes, when executed and authenticated in
                  accordance with the Indenture and delivered and paid for pursuant to this Agreement, will be entitled to the benefits of the Indenture and will constitute legal, valid and binding obligations of the Trust, entitled to the benefits of the Indenture, and enforceable in accordance with their terms and the terms of the Indenture (subject to the security interest afforded to Financial Security under the Insurance Agreement), subject, with respect to each of the Indenture and the Notes, to applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors' rights generally, and except that no opinion is expressed as to the availability of remedies of specific performance, injunction or other forms of equitable relief, all of which may be subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

                           (ix) As to each security interest in a Financed
                  Vehicle created by a Contract, no filing or other action is necessary to perfect or continue the perfected status of such security interest as against creditors of or transferees from the obligor under such Contract, so long as such Financed Vehicle is not removed from the State of California for a period longer than four months, or before the end of such four-month period, WFS perfects such security interest under applicable law; provided that (A) no opinion is rendered as to a security interest in a Financed Vehicle as to which neither a properly endorsed certificate of title naming WFS or an affiliate or predecessor of WFS as legal owner nor an application for an original registration together with an application for registration of WFS or an affiliate or predecessor of WFS as legal owner, has been deposited with the California Department of Motor Vehicles, and (B) no opinion is given as to the enforceability of the security interest in a Financed Vehicle as against a subsequent owner of a Financed Vehicle or a holder or assignee of a certificate of title relating to such Financed Vehicle through fraudulent or negligent transfer of such certificate of title.

                           (x) The Sale and Servicing Agreement, together with
                  the filing referred to in this subsection, creates and perfects the ownership interest of the Trust in the Contracts which is a valid first priority ownership interest (subject to the security interest afforded to Financial Security under the Insurance Agreement); a financing statement with respect to the Contracts has been filed with the Secretary of State of the State of California pursuant to the California Uniform Commercial Code, as amended, and with the Secretary of State of the State of Delaware, pursuant to the Delaware Uniform Commercial Code, as amended; and no other filings in any jurisdiction or any other actions are necessary to perfect the ownership interest of the Trustee in the Contracts against any third parties.

                           (xi) The Indenture constitutes a grant by the Trust
                  to the Indenture Trustee of a valid security interest in the Contracts, the security interests in the Financed Vehicles securing the Contracts and the proceeds of each of the foregoing (subject to the security interest afforded to Financial Security under the Insurance Agreement), which security interest has been perfected by the filing of financing statements with the Secretary of State of the State of California and the Secretary of State of the State of Delaware, each as pursuant to the Uniform Commercial Code as in effect in such state. No filing or other action, other than the filing of the financing statements referred to above, is necessary to perfect and maintain the interest or the security interest of the Indenture Trustee in the Contracts, the security interests in the Financed Vehicles securing the Contracts and the proceeds of each of the foregoing against third parties (subject to the security interest afforded to Financial Security under the Insurance Agreement).

                           (xii) The Company's assignment and delivery of the
                  Contracts to the Trust will vest in the Trust all of the Company's right, title and interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance, except that such security interest will be subject to the security interest afforded to Financial Security under the Insurance Agreement.

                           (xiii) The Trust's assignment of the Contracts to the
                  Indenture Trustee pursuant to the Indenture will vest in the Indenture Trustee, for the benefit of the Noteholders, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

                           (xiv) The Registration Statement has become effective
                  under the Act and the Prospectus has been filed with the Commission, pursuant to Rule 424(b) and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated.

                           (xv) No order, consent or other authorization or
                  approval of any court, public board or governmental body is legally required for the performance by the Company of its obligations under this Agreement or any of the Basic Documents to which the Company is a party, except such as have been obtained under the Act, such as may be required under the Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the

                  Underwriters, such as have been obtained from the Office of Thrift Supervision and such other approvals (specified in such opinion) as have been obtained.

                           (xvi) Neither the consummation of the transactions
                  contemplated in this Agreement or any Basic Document to which the Company is a party, nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under the articles of incorporation or bylaws of the Company or the terms of (A) any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or is bound, or (B) any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries, except, in the case of clauses (A) and (B), for defaults, breaches or violations that do not, in the aggregate, have a material adverse affect on the Company.

                           (xvii) To the best knowledge of such counsel, there
                  is no legal or governmental proceeding pending or threatened to which the Trust or the Company is, or is threatened to be, a party or of which the business or property of the Trust or the Company is, or is threatened to be, the subject that is material to the business or financial condition of the Trust or the Company and is not disclosed in the Prospectus.

                           (xviii) There is no contract or other document known
                  to such counsel of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed as required.

                           (xix) Neither the Trust nor the Company is an
                  "investment company" and neither is "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                           (xx) The Company has obtained all material licenses,
                  permits and other governmental authorizations which are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and the Company is in all material respects complying therewith; and the Company is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on the Company.

                           (xxi) Except as to the financial statements and other
                  financial and statistical data included therein, as to which such counsel need not express any opinion, such counsel (A) is of the opinion the Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and other financial or statistical data included therein and the Form T-1) comply as to form in all material respects with the Act and the 1939 Act and (B) believes that the Registration Statement (except for the financial statements and other financial or statistical data included therein, the information regarding

                  Financial Security included therein and the Form T-1), at the time the Registration Statement became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus (except for the financial statements and other financial or statistical data included therein and the information regarding Financial Security included therein) at the date hereof and at the Closing Date did not and does not contain any untrue statement of a material fact and did not and does not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           (xxii) The documents incorporated or deemed to be
                  incorporated by reference in the Prospectus (other than the financial statements, supporting schedules and other financial data therein, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the Exchange Act and the Exchange Act Regulations.

                           (xxiii) The Indenture has been duly qualified under
                  the 1939 Act and the Trust Agreement is not required to be qualified under the 1939 Act.

                  (e) The Representative shall have received the opinion of Guy Du Bose, Esq., General Counsel of WFS, General Counsel of Western Financial Bank (the "Bank"), General Counsel of WFS Financial Auto Loans 2, Inc. ("WFAL 2") and General Counsel of WII, dated the Closing Date and satisfactory to counsel to the Underwriters, to the effect that:

                           (i) Each of WFS and WII has been duly incorporated
                  and is validly existing and in good standing under the laws of the State of California, with corporate power and authority to own its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and each of the Basic Documents to which it is a party, and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the location of its properties or the character of its operations makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on either the business or properties of WFS or WII, as the case may be.

                           (ii) This Agreement has been duly authorized,
                  executed and delivered by WFS.

                           (iii) Each Basic Document to which each of WFS or WII
                  is a party has been duly authorized, executed and delivered by WFS or WII, as the case may be, and each Basic Document other than the Indemnification Agreement constitutes a legal, valid and binding agreement of WFS or WII, as the case may be, enforceable against WFS or WII, as the case may be, in accordance with its terms, except as enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization or other laws, provisions or principles now or hereafter in effect affecting the enforcement of creditors' rights generally except that no opinion is expressed as to the availability of remedies of specific performance, injunction or other forms of equitable relief, all of which may be subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

                           (iv) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the performance by each of WFS or WII of its respective obligations under this Agreement and any of the Basic Documents to which it is a party, except such as have been obtained.

                           (v) Neither the consummation of any of the
                  transactions contemplated by this Agreement and each of the Basic Documents to which WFS or WII is a party nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the respective articles of incorporation or bylaws of WFS or WII, as the case may be, or the terms of (A) any indenture or other agreement or instrument known to such counsel and to which WFS or WII, as the case may be, or any of its subsidiaries is a party or is bound or (B) any judgment, order or decree known to such counsel to be applicable to WFS or any of its subsidiaries or WII, as the case may be, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over WFS or any of its subsidiaries or WII, as the case may be, except, in the case of clauses (A) and (B), for defaults, breaches or violations that do not, in the aggregate, have an adverse material effect on WFS or WII, as the case may be.

                           (vi) To the best knowledge of such counsel, there is
                  no legal or governmental proceeding pending or threatened to which WFS or WII, as the case may be, is, or is threatened to be, a party or of which its business or property is, or is threatened to be, the subject that would have a material adverse effect on the ability of WFS or WII, as the case may be, to perform its obligations under any of the Basic Documents to which it is a party.

                           (vii) Each of WFS and WII has obtained all material
                  licenses, permits and other governmental authorizations which are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and each of WFS and WII is in all material respects complying therewith; and each of WFS and WII is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on WFS or WII, as the case may be, or, in the case of the Contracts, would not cause the Contracts to be unenforceable.

                           (viii) The Bank has been duly organized and is
                  validly existing and in good standing as a Federal association pursuant to the laws of the United States of America, with the authority within its charter to own its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Reinvestment Contract dated as of November 1, 1999, among the Bank, WFAL 2 and the Indenture Trustee (the "Reinvestment Contract"), and the Sale and Assignment dated as of November 1, 1999, from the Bank to WFS of the Contracts (collectively with the Reinvestment Contract, the "Bank Agreements").

                           (ix) Each of the Bank Agreements has been duly
                  authorized, executed and delivered by the Bank and constitutes a legal, valid and binding instrument enforceable against the Bank in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other laws, provisions or principles now or hereafter in effect affecting the enforcement of creditors' rights generally or the rights of creditors of savings banks the accounts of which are insured by the Federal Deposit Insurance Corporation and except that no opinion is expressed as to the availability of remedies of specific performance, injunction or other forms of equitable relief, all of which may be subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

                           (x) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated by the Bank Agreements except such as have been obtained under the Act and such as have been obtained from the Office of Thrift Supervision.

                           (xi) Neither the consummation of any of the
                  transactions contemplated by the Bank Agreements, nor the fulfillment of the terms thereof, will conflict with, result in a breach of, or constitute a default under the Charter or bylaws of the Bank or (i) the terms of any indenture or other agreement or instrument known to such counsel to be applicable to the Bank or any of its subsidiaries or (ii) any judgment, order or decree known to such counsel to be applicable to the Bank or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Bank or any of its subsidiaries, except in the case of clauses (i) and (ii), for defaults, breaches or violations that do not in the aggregate, have a material adverse effect on the Bank.

                           (xii) The Bank is in compliance with all applicable
                  state and federal laws regarding its continued operation, including those pertaining to the origination of the Contracts, other than those laws the Bank's non-compliance with which would not materially affect its ability to perform its obligations under the Bank Agreements or, in the case of the origination of the Contracts, would not cause the Contracts to be unenforceable.

                           (xiii) WFAL 2 has been duly incorporated and is
                  validly existing and in good standing under the laws of the State of California, with corporate power and authority to own its properties, to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Reinvestment

                  Contract and the Sale and Assignment, dated as of November __, 1999, from WFAL 2 to WFS of the Contracts (collectively with the Reinvestment Contract, the "WFAL 2 Agreements"), and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the location of its properties or the character of its operations makes such qualification necessary, except such jurisdictions, if any, in which the failure to be so qualified will not have a material adverse effect on either the business or properties of WFAL 2, as the case may be.

                           (xiv) Each of the WFAL 2 Agreements has been duly
                  authorized, executed and delivered by WFAL 2, and constitutes a legal, valid and binding agreement of WFAL 2, enforceable against WFAL 2, in accordance with its terms, except as enforceability thereof may be subject to or limited by bankruptcy, insolvency, reorganization or other laws, provisions or principles now or hereafter in effect affecting the enforcement of creditors' rights generally except that no opinion is expressed as to the availability of remedies of specific performance, injunction or other forms of equitable relief, all of which may be subject to certain tests of equity jurisdiction, equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

                           (xv) No consent, approval, authorization or order of
                  any court or governmental agency or body is required for the performance by WFAL 2 of its obligations under the WFAL 2 Agreements, except such as have been obtained.

                           (xvi) Neither the consummation of any of the
                  transactions contemplated by the WFAL 2 Agreements nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the articles of incorporation or bylaws of WFAL 2, or the terms of
                  (A) any indenture or other agreement or instrument known to such counsel and to which WFAL 2 is a party or is bound or (B) any judgment, order or decree known to such counsel to be applicable to WFAL 2, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over WFAL 2, except, in the case of clauses (A) and (B), for defaults, breaches or violations that do not, in the aggregate, have an adverse material effect on WFAL 2.

                           (xvii) To the best knowledge of such counsel, there
                  is no legal or governmental proceeding pending or threatened to which WFAL 2, as the case may be, is, or is threatened to be, a party or of which its business or property is, or is threatened to be, the subject that would have a material adverse effect on the ability of WFAL 2, to perform its obligations under any of the WFAL 2 Agreements.

                           (xviii) WFAL 2 has obtained all material licenses,
                  permits and other governmental authorizations which are necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect, and is in all material respects complying therewith; and WFAL 2 is otherwise in compliance with all laws, rules, regulations and statutes of any jurisdiction to which it is subject, except where non-compliance would not have a material adverse effect on WFAL 2.

                           (f) The Representative shall have received from
                  Mitchell, Silberberg & Knupp LLP, counsel for the Company, a letter dated the Closing Date to the effect that the Underwriters may rely upon each opinion rendered by such counsel to either Standard & Poor's or Moody's Investors Service, Inc. in connection with the rating of any of the Securities, as if each such opinion were addressed to the Underwriters.

                           (g) The Representative shall have received the
                  opinion of Brian H. Mellstrom, Esq., Assistant General Counsel for Financial Security, dated the Closing Date and satisfactory to counsel to the Underwriters.

                           (h) The Representative shall have received the
                  opinion addressed to the Underwriters and to WFS from Richards, Layton & Finger, counsel to the Owner Trustee, dated the Closing Date and satisfactory in form and substance to counsel to the Underwriters and to counsel to the Company, to the effect that:

                                    (i) The Owner Trustee has been duly
                           incorporated and is validly existing as a banking corporation in good standing under the laws of the State of Delaware.

                                    (ii) The Owner Trustee has full corporate
                           trustee power and authority to enter into and perform its obligations under the Trust Agreement and, on behalf of the Trust, under the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

                                    (iii) The execution and delivery of the
                           Trust Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Certificates and the Notes and the performance by the Owner Trustee of its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement and the Administration Agreement have been duly authorized by all necessary corporate action of the Owner Trustee and each has been duly executed and delivered by the Owner Trustee.

                                    (iv) The Trust Agreement, the Sale and
                           Servicing Agreement, the Indenture and the Administration Agreement constitute valid and binding agreements of the Owner Trustee, enforceable against the Owner Trustee in accordance with their terms, subject, as to enforcement of remedies, (A) to applicable bankruptcy, insolvency and reorganization, generally, and (B) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                                    (v) The execution and delivery by the Owner
                           Trustee of the Trust Agreement and, on behalf of the Trustee, of the Indenture, the Sale and Servicing Agreement and the Administration Agreement do not require any consent, approval or authorization of, or any registration or filing with, any Delaware or United States Federal governmental authority having jurisdiction over the trust power of the Owner Trustee, other than those consents, approvals or authorizations as have been obtained and the filing of the Certificate of Trust with the Secretary of State of the State of Delaware.

                                    (vi) The Notes have been duly authorized,
                           executed and issued by the Trust. (vii) The
                           Certificates have been duly authorized, executed and issued by the Trust.

                                    (viii) The execution and delivery by the
                           Owner Trustee of the Trust Agreement and, on behalf of the Trust, the Sale and Servicing Agreement, the Indenture and the Administration Agreement, and the performance by the Owner Trustee of its obligations thereunder do not conflict with, result in a breach or violation of or constitute a default under, the Articles of Association or By-laws of the Owner Trustee.

                           (i) The Representative shall have received an opinion
                  addressed to the Underwriters and to WFS, dated as of the Closing Date, of Richards, Layton & Finger, special Delaware counsel to the Trust, in form and substance satisfactory to counsel to the Underwriters and counsel to WFS, to the effect that:

                                    (i) The Trust has been duly formed and is
                           validly existing as a business trust pursuant to the laws of the State of Delaware, 12 Del. C. Section 3801, et seq.

                                    (ii) The Trust Agreement authorizes the
                           Trust to execute and deliver the Indenture, the Sale and Servicing Agreement and the Administration Agreement, to issue the Certificates and Notes and to grant the trust estate to the Indenture Trustee as security for the Notes.

                                    (iii) Assuming that the Certificates have
                           been duly authorized, executed and issued by the Trust, when delivered to the Underwriter and paid for by the Underwriter pursuant to this Agreement, the Certificates have been validly issued and are entitled to the benefits of the Trust Agreement.

                                    (iv) Except for the timely filing in the
                           future of continuation statements with respect to the financing statements, no other filing is required in the State of Delaware in order to make effective the lien of the Indenture. Insofar as the Delaware Uniform Commercial Code, 6 Del. C.Section 9-101 et seq. (the "UCC"), applies (without regard to conflict of laws principles) and, assuming that the security interests in that portion of the trust estate that consists of general intangibles, accounts or chattel paper, as defined under the UCC, have been duly created and have attached, the Indenture Trustee has a perfected security interest in such general intangibles, accounts or chattel paper and, assuming that the UCC search accurately lists all the financing statements filed naming the Trust as debtor and describing any portion of the trust estate consisting of such general intangibles, accounts or chattel paper, the security interest of the Indenture

                           Trustee will be prior to the security interest of all other creditors, except that such security interest will be subject to the security interest afforded to Financial Security under the Insurance Agreement, and excluding purchase money security interests under Section 9-312(4) of the UCC, and temporarily perfected security interests pursuant to Section 9-306(3) of the UCC (as to the priority of temporarily unrecorded security interests in proceeds), subject to customary and usual exceptions.

                                    (v) No creditor of the Seller or any
                           Certificateholder shall have any right to obtain possession or, or otherwise legal or equitable remedies with respect to, the property of the Trust.

                                    (vi) Assuming that the Sale and Servicing
                           Agreement conveys good title to the Trust Property referred to therein to the Trust as a true sale and not as a security arrangement, the Trust rather than the Seller is the owner of the Trust Property.

                           (j) The Representative shall have received an opinion
                  addressed to the Underwriters and to WFS from White & Case, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to counsel to the Underwriters and to special counsel to WFS to the effect that:

                                    (i) The Indenture Trustee has been duly
                           incorporated and is validly existing as a banking corporation under the laws of the State of New York.

                                    (ii) The Indenture Trustee, at the time of
                           its execution and delivery of the Indenture, had full power and authority to execute and deliver the Indenture and has full power and authority to perform its obligations thereunder.

                                    (iii) The Indenture has been duly and
                           validly authorized, executed and delivered by the Indenture Trustee and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes the valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights or by general principles of equity.

                                    (iv) To the best of such counsel's
                           knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Indenture Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Indenture Trustee to carry out the transactions contemplated in the Indenture.

                           (v) No consent, approval or authorization of, or
                  registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof was or is required for the execution, delivery or performance by the Indenture Trustee of the Indenture.

                  (k) The Representative shall have received the opinion of Brown & Wood LLP, counsel to the Underwriters, dated the Closing Date, with respect to the issuance and sale of the Notes, the Registration Statement, the Prospectus and other related matters as the Representative may reasonably require, and the Company and WFS shall have furnished to counsel to the Underwriters such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (l) The Representative shall have received letters in form and substance satisfactory to the Representative, addressed to the Underwriters and dated the date hereof and the Closing Date, from Ernst & Young LLP, independent public accountants for the Company, substantially in the forms heretofore approved by the Representative.

                  (m) At the Closing Date each Class of Notes and the Certificates shall have been rated in the highest category by each of Moody's and Standard & Poor's, as nationally recognized rating agencies, with regard to the benefit afforded the Notes under the Note Policy and the Certificates under the Certificate Policy, and such ratings shall be in full force and effect and subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have been any downgrading, nor any notice given by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act (a "Rating Agency"), to the public or the Company of any intended or potential downgrading or of a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any Rating Agency.

                  (n) The Representative shall have received the Indemnification Agreement executed by all parties thereto.

         10. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) receipt of notification of the effectiveness of the Registration Statement by the Company or the Representative.

         This Agreement may be terminated at any time prior to the Closing Date by the Representative by written notice to the Company if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in or affecting particularly the condition, financial or otherwise, of the Company or WFS or the earnings, affairs or business prospects of the Company or WFS, whether or not arising in the ordinary course of business, which would, in the reasonable judgment of the Representative, make the offering or delivery of any Class of Notes or the Certificates impracticable, (ii) any outbreak of hostilities or other national or international calamity or crisis or material change in economic conditions, if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States or elsewhere would, in the reasonable judgment of the Representative, make the offering or delivery of any Class of Notes or the Certificates impracticable, (iii) suspension of trading in securities on the New York Stock Exchange or the American Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the reasonable opinion of the Representative materially and adversely affects, or will materially and adversely affect, the business or operations of the Company, (v) declaration of a banking moratorium by either federal or _____ State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the reasonable opinion the Representative has a material adverse effect on the financial markets in the United States.

         11. Miscellaneous. All communications hereunder will be in writing and notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Guy Du Bose, Esq. at his office at 23 Pasteur Road, Irvine, California 92618, (ii) if to WFS, to Guy Du Bose, Esq. at his office at 23 Pasteur Road, Irvine, California 92618 or (iii) if to any Underwriter, through the Representative at Banc of America Securities LLC, 100 North Tyron Street, Bank of America Corporate Center, 10th Floor, Charlotte, North Carolina 28255 or in any case to such other address as the person to be notified may have requested in writing; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter. Any such notice will take effect at the time of receipt.

         The respective indemnities, contribution agreements, representations, warranties and other statements of WFS, the Company, their respective officers and directors and of the Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters or by or on behalf of the Company, its officers or directors or any controlling person of the Company or WFS, (ii) acceptance of the Securities and payment for them hereunder and (iii) termination of this Agreement.

         If this Agreement shall be terminated by the Representative because of any failure or refusal on the part of the Company or WFS to comply with the terms or to fulfill any of the conditions of this Agreement, or pursuant to any other provision hereof (other than by notice given to the Company with respect to clauses (ii) through (vi) of the second paragraph of Section 10 hereof), the Company and WFS agree to reimburse the Underwriters for all of their out-of-pocket expenses (including the fees and disbursements of counsel to the Underwriters) reasonably incurred by the Underwriters.

         Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, WFS and the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Securities from the Underwriters merely because of such purchase.

         This Agreement shall be governed and construed in accordance with the laws of the State of New York.

         This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

         The Representative will act for the several Underwriters in connection with the transactions described in this Agreement and any action taken by the Representative under this Agreement will be binding upon all of the Underwriters.

         If the foregoing is in accordance with your understanding of the agreement among the Company, WFS and the Underwriters, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement among the Company, WFS and the several Underwriters in accordance with its terms.

                                   Very truly yours,

                                   WFS FINANCIAL AUTO LOANS, INC.



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                   WFS FINANCIAL INC



                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


The foregoing Underwriting Agreement is
hereby confirmed and accepted as of the
date first written above:

BANC OF AMERICA SECURITIES LLC as
Representative of the several
Underwriters named on Schedule I hereto



By:
    -----------------------------------
    Name:
    Title:

                                                                      SCHEDULE I


                                                 Amount of        Amount of     Amount of
                                                 Class A-1        Class A-2     Class A-3
Underwriter                                        Notes            Notes         Notes
-----------                                      ---------        ---------     ---------
Banc of America Securities LLC...........        $ ______          $ ______      $ ______
Credit Suisse First Boston Corporation             ______            ______        ______
         Total                                   $ ______          $ ______      $ ______
                                                 ========          ========      ========

                                                 Amount of
                                                 Class A-4       Amount of
Underwriter                                        Notes       Certificates
-----------                                      ---------     ------------
Banc of America Securities LLC...........         $ ______       $ ______
Credit Suisse First Boston Corporation              ______         ______
Donaldson, Lufkin & Jenrette                        ______         ______
         Total                                    $ ______       $ ______
                                                  ========       ========


                                      S-1